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                                                                    EXHIBT 10.29

                           SECOND AMENDMENT TO LEASE



     THIS SECOND AMENDMENT TO LEASE (this "Second Amendment"), dated January 31, 2000, is attached to and made a part of that certain Lease Agreement dated July 16, 1999 (the "Lease") by and between Samis Foundation, a Washington 501(c)(3) non-profit corporation ("Landlord") and Avenue A, Inc. a Washington corporation ("Tenant").

     WHEREAS, The parties have agreed that the Expiration Date of the Lease shall be extended by two years and two months and Addendum B "Option to Extend Term" shall be amended to read an Extension Period of four (4) years and an additional Extension Period of 5 years. Accordingly, in consideration of the mutual covenants contained herein, Landlord and Tenant now agree:

1.   Paragraph 1.g. shall be amended to read:

          Expiration Date:    November 30, 2006

2.   Paragraph 1.h.  Rent shall be amended to add:

          Months 61-72        $ 97,414.00 per month

          Months 73-86        $100,171.00 per month

3.   Addendum B shall be amended to read:

     Paragraph 1 and 2 of Addendum B shall be deleted in its entirety and replaced with the following two paragraphs:

     "Tenant is granted the right to extend the term of this lease for a total of two (2) terms. The first term shall be for a period of four (4) years and the second term shall be for a period of five (5) years, (which shall be referred to herein as "Extension Periods"), on the same terms and conditions (except Rent) as set forth in this Lease. The right to extend (hereinafter referred to as the "Option" may be exercised only in the event the Tenant is not in default (past applicable cure periods) at the time said Option right is exercised, at the time the Extension Period is to commence, or more than three (3) times during the Term.

     In the event Tenant wishes to exercise its Option to Extend for the first Extention Period, Tenant shall notify Landlord in writing no later than nine (9) months prior to the expiration date of the Lease. In the event Tenant wishes to exercise the Option to Extend for the second Extension Period, Tenant shall notify Landlord in writing no latter than twelve (12) months prior to the expiration date of the first Extension Period."

Defined terms used in this Amendment shall have the meanings given them in the Lease. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

All other terms and conditions of the aforementioned Lease shall remain in full force and effect.

Dated this 21st day of December 1999.

Landlord:                                   Tenant:
Samis Foundation, a Washington 501(c)(3)    Avenue A, Inc.
non-profit Corporation                      a Washington Corporation

/s/ EDDIE I. HASSON                         /s/ ROBERT M. LITTAUER
----------------------------------------    ------------------------------------
By: Eddie I. Hasson                         By: Robert M. Littauer
Its: President                              Its: Vice President of Finance and
                                                 Administration
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LANDLORD:

STATE OF WASHINGTON  )
                     ) ss.  CORPORATE ACKNOWLEDGEMENT
COUNTY OF KING       )

     On this day personally appeared before me Eddie I. Hasson, to me known to be the individual who executed the within and foregoing instrument as duly appointed President for Samis Foundation, and acknowledges that he signed the same as his free and voluntary act and deed and on oath stating that his powers authorizing the execution of this instrument have not been revoked.

     GIVEN under my hand and official seal the 7th day of February, 2000.
                                               ---         -------- ----

                                            /s/ GENEVIEVE L. REILLY
                                            -----------------------
                                            SIGNATURE

                                            GENEVIEVE L. REILLY
                                            -------------------
                                            PRINTED NAME

Notary Public in and for the State of Washington, residing at Ravendale.
                                                              ---------
My Commission Expires:   5/5/00
                         ------

TENANT:

STATE OF WASHINGTON    )
                       ) ss.  CORPORATE ACKNOWLEDGEMENT
COUNTY OF KING         )

     On this day personally appeared before me Robert M. Littauer, to me known to be the individual who executed the within and foregoing instrument as duly appointed Vice President of Finance and Administration for Avenue A, Inc., and acknowledges that he signed the same as his free and voluntary act and deed and on oath stating that his powers authorizing the execution of this instrument have not been revoked.

     GIVEN under my hand and official seal the 4th day of February, 2000.
                                               ---        --------  ----

                                            /s/ TAMARA J. VAN LIEW
                                            ----------------------
                                            SIGNATURE

                                            TAMARA J. VAN LIEW
                                            ------------------
                                            PRINTED NAME

Notary Public in and for the State of Washington, residing at Avenue A, Inc.  .
                                                              --------------
My Commission Expires:   7-1-03
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